Exhibit 10.3(b)

AMENDMENT NO. 3 TO

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

dated as of November 3, 2003

Reference is hereby made to the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further amended by Amendment No. 2 thereto dated as of January 4, 2001 (as so amended, the “Stockholders Agreement”), by and among MetroPCS, Inc., a Delaware corporation (together with any successor thereto, the “Company”), Roger D. Linquist (“Linquist”), C. Boyden Gray (“Gray,” and together with Linquist, the “Class A Stockholders”), the stockholders listed on Schedule 1 thereto (the “Class B Stockholders”), the stockholders listed on Schedule 2 thereto (the “Class C Stockholders”), the stockholders listed on Schedule 3 thereto (the “Series C Preferred Stockholders”) and the stockholders listed on Schedule 4 thereto (the “Series D Preferred Stockholders,” and together with the Class A Stockholders, Class B Stockholders, Class C Stockholders, and Series C Preferred Stockholders, the “Stockholders”).

This AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of November 3, 2003 (this “Amendment No. 3”) among the Company and the Stockholders is entered into pursuant to Section 7.1 of the Stockholders Agreement for the purpose of modifying and adding certain provisions of and to the Stockholders Agreement. Initially capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement, including Annex A thereto.

WHEREAS, the Company and the Stockholders desire to amend the Stockholders Agreement to (i) provide that notices and communications provided for under the Stockholders Agreement may be sent by electronic mail and/or electronic mail attachment and (ii) provide that each Stockholder will maintain the confidentiality of any Confidential Information (as defined below) disclosed to such Stockholder.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO STOCKHOLDERS AGREEMENT

Section A. Notices and Demands. Section 7.6 of the Stockholders Agreement is hereby amended and restated in its entirely to read as follows:

“Section 7.6 Notices and Demands. Any notice, demand or other communication which is required or provided to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, electronic mail transmission (including without limitation electronic mail attachment), telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Page 1

receipt of delivery. Any such notice, demand or other communication must be sent as follows:

if to the Company, to:

MetroPCS, Inc.

8144 Walnut Hill Lane

Suite 800

Dallas, Texas 75231

Attention: Dennis G. Spickler, Chief Financial Officer

Telephone: (214) 265-2550

Telecopy: (214) 265-2570

email: dspickler@metropcs.com

with a copy to (which shall not constitute notice):

Andrews Kurth LLP

600 Travis Street

Suite 4200

Houston, Texas 77002

Attention: Henry Havre, Esq.

Telephone: (713) 220-4200

Telecopy: (713) 220-4285

email: henryhavre@andrewskurth.com

if to a Stockholder, to:

the mailing address, telecopy number and/or email address for notice as set forth in the books and records of the Company,

or, in the case of any party, at such other address, telecopy number and/or email address as such party shall specify in a written notice delivered to all other parties to this Agreement in accordance with this Section.”

Section B. Confidential Information. Article VII of the Stockholders Agreement is hereby amended by adding the following Section 7.11 at the end thereof:

“Section 7.11 Confidential Information.

(a) For the purposes of this Section 7.11, “Confidential Information” means all information regarding the Company or any subsidiary or affiliate thereof, disclosed to any Stockholder, provided that such term does not include information that (i) was publicly known or otherwise known to such Stockholder prior to the time of such disclosure, (ii) subsequently becomes publicly known through no act or omission by such Stockholder or any person acting on such Stockholder’s behalf, or (iii) otherwise becomes known to such Stockholder other than through disclosure by the Company or any subsidiary or affiliate thereof.

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Page 2

(b) Each Stockholder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to it, provided that such Stockholder may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the shares of the Company’s capital stock held by such Stockholder), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 7.11, (iii) any other Stockholder party to this Agreement, (iv) any federal or state regulatory authority having jurisdiction over such Stockholder, or (v) any other person to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to such Stockholder, (y) in response to any subpoena or other legal process, or (z) in connection with any litigation to which such Stockholder is a party.”

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Stockholders Agreement as amended by this Amendment No. 3 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Stockholders Agreement and this Amendment No. 3, the terms and provisions of this Amendment No. 3 shall govern and control.

Section B. Effectiveness. Subject to Section 7.1 of the Stockholders Agreement, this Amendment No. 3 shall be effective as of the date first set forth above.

Section C. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Page 3

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.

COMPANY:

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

STOCKHOLDERS:

Accel VII L.P.
By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel Internet Fund III L.P.
By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel Investors ‘99 L.P.

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel IV L.P.
By:	Accel IV Associates L.P.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Accel Keiretsu L.P.
By:	Accel Partners and Co., Inc.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel Investors ‘94 L.P.

By:	/s/ Richard Zamboldi
Attorney-In-Fact

ACP Family Partnership L.P.

By:	/s/ Arthur C. Patterson
General Partner

Elimore C. Patterson Partners

By:	/s/ Arthur C. Patterson
Arthur C. Patterson
General Partner

Prosper Partners

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Theodore H. Ashford

/s/ Theodore H. Ashford

Auchincloss Wadsworth & Co., L.P.

By:	/s/ Eliot Wadsworth, II
Eliot Wadsworth, II
Managing Partner

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

JPMorgan Chase Bank
As Trustee of the BP Mastertrust for
Employee Pension Plans

By:	/s/ Peter Owen
Peter Owen
Vice President

Banc of America Capital Investors SBIC, L.P.
By:	Banc of America Capital Management SBIC, LLC,
Its general partner
By:	Banc of America Capital Management, L.P.
Its sole member
By:	BACM 1 GP, LLC
Its general partner

By:	/s/ George E. Morgan, III
George E. Morgan, III
Managing Director

Battery Ventures III, L.P.
By:	Battery Partners III, L.P.

By:	/s/ Richard D. Frisbie
Richard D. Frisbie
General Partner

Berkeley Investments, Ltd.

By:	/s/ Kishore Mirchandani
Kishore Mirchandani
Authorized signatory

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Brandywine Trust Company, as Trustee:
A.H. Patterson Trust U/W A. O. Choate / P.C.
A. H. Patterson 1923 Trust
D. C. Patterson 2/10/56 Trust
M. E. Patterson 2/10/45 Trust
R. E. Patterson 2/10/56 Trust
T.H.C. Patterson 2/10/56 Trust
C. C. deChazal 2/10/56 Trust
T. C. Beck 2/10/56 Trust

By:	/s/ R. E. Carlson
R. E. Carlson
President

Brandywine Private Equity Partners, L.P.
By:	Brandwine Managers, LLC
General Partner

By:	/s/ Richard E. Carlson
Richard E. Carlson
Secretary and Treasurer

R. G. Barrett

/s/ R. G. Barrett

Baruch Revocable Trust & Ralph Baruch

By:	/s/ Ralph M. Baruch
Ralph M. Baruch

Denis Bovin

/s/ Denis Bovin

Clarity Partners, L.P.

By:	/s/ Barry Porter
Barry Porter Managing General Partner

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Columbia Capital Equity Partners III (QP), L.P.

By:	/s/ Donald A. Doering

Donald A. Doering
Chief Financial Officer

Columbia Capital Equity Partners III (Cayman), L.P.

By:	/s/ Donald A. Doering

Donald A. Doering
Chief Financial Officer

Columbia Capital Equity Partners III (AI), L.P.

By:	/s/ Donald A. Doering

Donald A. Doering
Chief Financial Officer

Columbia Capital Investors III, LLC

By:	/s/ Donald A. Doering

Donald A. Doering
Chief Financial Officer

Columbia Capital Employee Investors III, LLC

By:	/s/ Donald A. Doering

Donald A. Doering
Chief Financial Officer

The Helen Martin Spalding 1997 Irrevocable Trust

By:	/s/ Peter M. Folger

Peter M. Folger
Trustee

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

C. Boyden Gray

/s/ C. Boyden Gray

Rakesh Gupta

/s/ Rakesh Gupta

George A. Hambrecht

/s/ George A. Hambrecht

JPMorgan Chase Bank,
Solely in its Capacity as Trustee for
First Plaza Group Trust
(as directed by GMIMCO) and not
in its Individual Capacity

By:	/s/ Marc Pinsky

Marc Pinsky
Assistant Vice President

David Kaplan

/s/ David Kaplan

Mitchell D. Kapor

/s/ Mitchell D. Kapor

Key Principal Partners LLC

By:	/s/ Jeffrey Gewtsel

Jeffrey Gewtsel
Executive Vice President

Barry B. Lewis

/s/ Barry B. Lewis

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

John S. Lewis

/s/ John S. Lewis

Corey A. Linquist

/s/ Corey A. Linquist

Roger D. Linquist

/s/ Roger D. Linquist

John R. Lister

/s/ John R. Lister

Malcolm M. Lorang

/s/ Malcolm M. Lorang

Albert S. Loverde

/s/ Albert S. Loverde

Sharon Loverde

/s/ Sharon Loverde

M/C Venture Partners IV, L.P.
M/C Venture Partners V, L.P.
M/C Investors, L.L.C.
Chestnut Street Partners

By:	/s/ James F. Wade
James F. Wade
Authorized Signatory

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

MetroPCS Investors, Ltd.

By:	/s/ Gregg W. Ritchie
Gregg W. Ritchie
Managing Director
Chief Financial Officer

Joseph T. McCullen, Jr.

/s/ Joseph T. McCullen, Jr.

One Liberty Fund III, L.P.
By:	One Liberty Partners III, L.P.
Its General Partner

By:	/s/ Edwin M. Kania, Jr.
Edwin M. Kania, Jr.
General Partner

Paragon Venture Partners II, L.P.

By:	/s/ John S. Lewis
John S. Lewis
General Partner

Anne L. Pattee

/s/ Anne L. Pattee

Gordon B. Pattee

/s/ Gordon B. Pattee

Pecan Valley Partners, LTD

By:	/s/ John R. Lister
John R. Lister
General Partner

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Ellen M. Poss

/s/ Ellen M. Poss

Primus Capital Fund III Limited Partnership
By:	Primus Venture Partners III Limited Partnership
Its General Partner
By:	Primus Venture Partners, Inc.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Primus Capital Fund V Limited Partnership
By:	Primus Venture Partners V L.L.C.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Primus Executive Fund V Limited Partnership
By:	Primus Venture Partners V L.L.C.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Sani Holding Ltd. (Bahamas)

By:	/s/ Ishwar C. Sani
Ishwar C. Sani
President/Director

Steven L. Scari

/s/ Steven L. Scari

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Curtis W. Schade

/s/ Curtis W. Schade

John Sculley

/s/ John Sculley

Sonoma West Holdings, Inc.

By:	/s/ Roger S. Mertz
Roger S. Mertz
Chairman

Dennis G. Spickler

/s/ Dennis G. Spickler

Betsy R. Terry

/s/ Betsy R. Terry

Technology Venture Associates III, L.P.

By:	/s/ Craig R. Stapleton
Craig R. Stapleton
General Partner

Trailhead Ventures, L.P.

By:	/s/ Michael Segrest
Michael Segrest
Partner

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page

Viehweg Revocable Trust 2/9/99

By:	/s/ Craig Viehweg
Craig Viehweg
Trustee

Wachovia Capital Partners 2001, LLC

By:	/s/ Walker Simmons
Walker Simmons
Partner

J. H. Whitney IV, L.P.
By:	J. H. Whitney Equity Partners IV, L.L.C.
Its General Partner

By:	/s/ Daniel J. O’Brien
Daniel J. O’Brien
Managing Member

Whitney V, L.P.
By:	Whitney Equity Partners V, L.L.C.
Its General Partner

By:	/s/ Daniel J. O’Brien
Daniel J. O’Brien
Managing Member

Winston/Thayer Partners, L.P.

By:	/s/ Michael D. Bluestein
Michael D. Bluestein
Principal

AMENDMENT NO. 3 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT – Signature Page